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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 17, 2001



                                 Healthaxis Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)




       Pennsylvania                     0-13591                 23-2214195
       ------------                     -------                 ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)




               2500 DeKalb Pike, East Norriton, Pennsylvania 19401
              ----------------------------------------------------
                (Address of principal executive offices/Zip Code)

                                 (610) 279-2500
              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A
                                                                     ---


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Item 4.   Changes in Registrant's Certifying Accountant.

         BDO Seidman, LLP, the independent accountants who had been engaged by Healthaxis Inc. (the "Company") as the principal accountants to audit the Company's consolidated financial statements, was dismissed effective April 17, 2001. On April 24, 2001, the Company engaged Ernst & Young, LLP as the Company's new principal independent accountants to audit the Company's consolidated financial statements for the year ending December 31, 2001.

         The decision to change the Company's independent accountants from BDO Seidman, LLP to Ernst & Young, LLP was recommended by the Audit Committee of the Board of Directors and approved by the Company's Board of Directors.

         The reports of BDO Seidman, LLP, on the financial statements of the Company during the two-year period ended December 31, 2000, did not contain an adverse opinion, or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the two-year period ended December 31, 2000, and interim period from January 1, 2001 through the date of dismissal of BDO Seidman, LLP, the Company did not have any disagreements with BDO Seidman, LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         Prior to engaging Ernst & Young, LLP, Healthaxis has not consulted Ernst & Young, LLP, regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements.

Item 5.  Other Events

         Effective April 27, 2001, Dennis B. Maloney, Chief Operating Officer of Healthaxis will leave his employment with the Company. Mr. Maloney will be returning to his home in Toronto, Canada, where he will assume another executive position in a non-competing industry. Mr. Maloney will remain on the Healthaxis Board of Directors.
         Members of the existing Healthaxis management team will assume Mr. Maloney's day-to-day responsibilities.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro-forma financial information.

                  None.

         (c)      Exhibits.


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              The following exhibit will be filed by amendment to this Form 8-K:



S-K Item
Number        Description
------        -----------

 16           Letter regarding change in certifying accountant.















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HEALTHAXIS INC.




Date: April 24, 2001                  By: /s/ Michael G. Hankinsen
                                          -------------------------------------
                                          Michael G. Hankinsen
                                          Senior Vice President,
                                          Secretary and General Counsel











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